Summary Prospectus
May 1, 2026
SunAmerica Series Trust
SA T. Rowe Price Allocation Moderately Aggressive Portfolio
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2026, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://venerable.onlineprospectus.net/funds/sast_sst/. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.69%	0.69%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.75%	1.00%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$77	$240	$417	$930
Class 3	102	318	552	1,225
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

Under normal market conditions, the Portfolio targets an allocation of approximately 80% of its net assets to equity strategies and approximately 20% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 70%-90%
SunAmerica Series Trust

SA T. Rowe Price Allocation Moderately Aggressive Portfolio
of its net assets and its allocation to fixed income strategies may range from approximately 10%-30% of its net assets.
When deciding upon overall allocations between stocks and fixed income securities, T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest are primarily investment grade and are chosen from across the entire government and corporate markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular equity securities, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, and small- to large-cap stocks. This process draws heavily upon the proprietary stock research expertise of T. Rowe Price. While the Portfolio maintains a diversified portfolio, T. Rowe Price may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, mortgage- and asset-backed securities), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 58% S&P 500® Index, 3% S&P Midcap 400® Index, 3% Russell 2000® Index, 16% MSCI EAFE Index (net) and 20% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, T. Rowe Price intends to tactically adjust the Portfolio’s equity and fixed income allocation, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market
SunAmerica Series Trust

SA T. Rowe Price Allocation Moderately Aggressive Portfolio
movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
SunAmerica Series Trust

SA T. Rowe Price Allocation Moderately Aggressive Portfolio
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Risk of Conflict with Insurance Company Interests - Risk Management. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Blended Index. The Blended index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	17.40%
Lowest Quarterly Return:	March 31, 2020	-16.78%
Year to Date Most Recent Quarter:	March 31, 2026	-2.06%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	15.77%	8.51%	9.70%	10/6/2017
Class 3 Shares	15.39%	8.22%	9.42%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.60%
TRowe Price Alloc Mod Aggr Blended Index	17.31%	10.18%	10.69%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by T. Rowe Price and sub-subadvised by T. Rowe Price International Ltd.
SunAmerica Series Trust

SA T. Rowe Price Allocation Moderately Aggressive Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Robert A. Panariello, CFA, CAIA, FRM Vice President	2017
Charles M. Shriver, CFA Vice President	2017
Toby M. Thompson, CFA, CAIA Vice President	2017
Christina Noonan, CFA Vice President	2024
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
SunAmerica Series Trust

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